Exhibit 99.1

Adient announces preliminary Q1 fiscal 2024 results

> Adient to announce Q1FY24 financial results on Feb. 7, 2024

PLYMOUTH, Mich., Jan 22, 2024 – Adient (NYSE: ADNT), a global leader in automotive seating, today reported certain unaudited preliminary financial results for the quarter ended Dec. 31, 2023. Revenue in Q1FY24 is expected to be approximately $3.7B, or about flat vs. Q1FY23. Q1FY24 Adjusted EBITDA is expected to be approximately $215M, versus $212M in the prior-year quarter.

Additional details related to Adient’s first quarter results and outlook for the remainder of FY24 will be provided on February 7 during the company’s Q1FY24 earnings call.

“Building on the momentum established in 2023, Adient’s preliminary Q1 results demonstrate we are off to a solid start in FY24 despite the UAW strike-related production stoppages at certain of our customers in the Americas,” said Jerome Dorlack, president and chief executive officer. “We continue to expect improved earnings and margin in FY24 vs. FY23.”

Adient to discuss Q1FY24 financial results on Feb. 7, 2024
Adient will host a conference call on Feb. 7, 2024 at 8:30 a.m. (ET) to discuss its first quarter fiscal 2024 financial results.

A live webcast of the quarterly earnings conference call will be available on the investor section of the Adient website (http://investors.adient.com/).

Use of Non-GAAP Financial Information:
Adient has presented its expectations regarding Adj. EBITDA in this press release without the corresponding GAAP metric or a reconciliation to a corresponding GAAP metric as such information is not available to Adient without unreasonable effort at the time of the release of this preliminary financial information. Adjusted EBITDA is defined as income before income taxes and noncontrolling interests, excluding net financing

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charges, qualified restructuring and impairment costs, restructuring related costs, net mark-to-market adjustments on pension and postretirement plans, transaction gains/losses, purchase accounting amortization, depreciation, stock-based compensation and other non-recurring items. Adient’s management believes this information is useful to investors by providing important supplemental information regarding financial and business trends relating to Adient’s financial condition and results of operation. Investors should not consider Adjusted EBITDA as an alternative to related GAAP measures. Management uses Adjusted EBITDA to measure the performance of Adient’s operations for internal reporting, planning and forecasting purposes.

About Adient:
Adient (NYSE: ADNT) is a global leader in automotive seating. With 70,000+ employees in 29 countries, Adient operates more than 200 manufacturing/assembly plants worldwide. We produce and deliver automotive seating for all major OEMs. From complete seating systems to individual components, our expertise spans every step of the automotive seat-making process. Our integrated, in-house skills allow us to take our products from research and design to engineering and manufacturing — and into millions of vehicles every year. For more information on Adient, please visit www.adient.com.

Cautionary Statement Regarding Forward-Looking Statements:
Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and Adient’s actual results may differ significantly from the results discussed in the forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the finalization of the accounting procedures necessary to report our financial results for the quarter ended December 31, 2023; the effects of local and national economic, credit and capital market conditions (including the persistence of high interest rates and volatile currency exchange rates) on the global economy, work stoppages, including due to strikes (such as the UAW strike in the U.S.

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that commenced in September 2023), supply chain disruptions and similar events, wage inflationary pressures due to labor shortages and new labor negotiations, volatile energy markets, Adient’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by our customers for the manufacture of vehicles), geopolitical uncertainties such as the Ukraine and Middle East conflicts and the impact on the regional and global economies and additional pressure on supply chain and vehicle production, the ability of Adient to execute its restructuring plans and achieve the desired benefit, automotive vehicle production levels, mix and schedules, as well as our concentration of exposure to certain automotive manufacturers, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements and, terms of future financing, the impact of global tax reform legislation, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, global climate change and related emphasis on ESG matters by various stakeholders, and the ability of Adient to achieve its ESG-related goals, cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 17, 2023, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon.

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CONTACTS

Media:	Investors:
Mary Kay Dodero	Eric Deighton
T +1 734.254.7704	T +1 734.254.4331
Mary.Kay.Dodero@adient.com	Eric.R.Deighton@adient.com

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